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                  JOHN HANCOCK TAX-FREE BOND FUND, MAY 1, 1995

                  SUPPLEMENT TO CLASS A AND CLASS B PROSPECTUS

The "INVESTMENT OBJECTIVE AND POLICIES" section is amended as follows:

The Fund may invest up to 35% of its assets in municipal bonds and notes rated, at time of purchase, Ba, B by Moody's Investors Services, Inc., BB, B by Standard & Poor's Rating Group or Fitch or, if not rated, determined by the John Hancock Advisers, Inc. (the "Adviser") to be of comparable credit quality. These bonds are considered speculative and are generally referred to as junk bonds. While generally providing greater income than investments in higher quality securities, these bonds involve greater risk of principal and income loss, including the possibility of default. These bonds may have greater price volatility, especially during periods of economic uncertainty or change. Bonds rated B are currently meeting debt services requirements but provide a limited margin of safety and are vulnerable to default in the event of adverse business, financial or economic conditions. In addition, the market for these bonds may be less liquid than the market for higher rated securities. Therefore, the Adviser's judgment at times play a greater role in the performance and valuation of the Fund's investments in these bonds.


"THE FUND'S EXPENSES" section is amended as follows:

The Trustees of the Fund have voted to recommend that the Class A shareholders of the Fund approve an increase in the Rule 12b-1 fee for Class A shares of the Fund from 0.15% of average daily net assets to 0.25% of average daily net assets effective at the end of 1996. Also at the end of 1996, the Distributor will remove its Rule 12 b-1 fee reduction on Class B shares Rule 12b-1 plan so that the fee increases from 0.90% of average daily net assets to 1.00% of average daily net assets.

November 28, 1995


The "ORGANIZATION AND MANAGEMENT OF THE FUND" section is amended as follows:

Thomas C. Goggins is Senior Vice President of the Adviser and portfolio manager of the Fund. Mr. Goggins heads up John Hancock's team of municipal managers and analysts. He joined the Adviser in 1995. Previously to that date, Mr. Goggins was a municipal bond portfolio manager at Putnam Investments and Transamerica Investment Services, Inc.

January 15, 1996


The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

Effective March 1, 1996, members of an approved affinity group financial service plan, may purchase Class A shares of the Fund without paying a sales charge. *

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*For investments made under these provisions, John Hancock Funds, Inc. may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.


March 1, 1996